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[INFORMATICA LOGO]


                                                                    EXHIBIT 99.1


Contact:    Samantha Moore                            Stephanie Moser
            Informatica Corporation                   Informatica Corporation
            650-385-5259                              650-385-5261
            mobile/650-996-3251                       smoser@informatica.com
            smoore@informatica.com

    INFORMATICA CORPORATION ANNOUNCES ADJUSTMENTS TO 2003 REVENUE ALLOCATION

REDWOOD CITY, February 23, 2004 -- Informatica Corporation (NASDAQ: INFA) today announced that it is adjusting its previously announced 2003 revenues to correct an error in the allocation of revenues between license and service components. Informatica discovered the error, which had been applied consistently since the fourth quarter of 1999, in the course of responding to the SEC's review of the Form S-3 Registration Statement filed October 14, 2003 in connection with the acquisition of Striva Corporation. Immediately upon discovery, Informatica reviewed this matter with the SEC and began applying the proper allocation methodology for the fourth quarter 2003.

License revenues generated during the fourth quarter of 2003 were properly recorded at $27.4 million before the net cumulative impact of the error from prior periods. The net cumulative impact over the four plus year period and the impact for any quarter or annual period are not material. Informatica will not be amending any of its periodic reports already filed with the SEC or revising any results prior to 2003.

As a result of discussions with the SEC staff, and since Informatica has not yet filed its 2003 Form 10-K, Informatica is adjusting certain of its previously announced results of operations for the quarters and fiscal year 2003 to reflect the impact of the error in the allocation of revenue during 2003, and the cumulative impact of the correction for previous periods. The adjustments to the previously announced 2003 quarterly results

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will be reflected in the notes to Informatica's consolidated financial statements for the year ended December 31, 2003 to be filed on Form 10-K. The correction to the allocation methodology and the resulting adjustments will not impact Informatica's current guidance for revenue and earnings for the first quarter or fiscal year 2004.

The impact of the error is detailed in the attached table.

In the event that there are additional questions in connection with this matter, Informatica will be holding a conference call today beginning at 2:30 p.m. PST. A live Webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 617-801-6888, reservation number 67141446.

This press release contains forward-looking statements regarding the Company's guidance for revenue and earnings for the first quarter of 2004 and the year ended December 31, 2004. Factors that could cause actual results to differ materially include uncertainty regarding the pace of IT capital spending, the level of demand for the Company's products, the integration of the Company's recent acquisition of Striva Corporation with the rest of the Company's operations, risks associated with rapid technological change, as well as additional risk factors described in the Company's annual report on Form 10-K for the year ended December 31, 2002 and updated in the Company's report on Form 10-Q for the quarter ended September 30, 2003. The Company assumes no duty to update the information in this release.

ABOUT INFORMATICA

Informatica Corporation (NASDAQ: INFA) is a leading provider of data integration and business intelligence software. Using Informatica products, companies can leverage their existing information assets for enterprise insight that helps them improve business performance, increase customer profitability, streamline supply chain operations and proactively manage regulatory compliance. More than 1,900 companies worldwide rely on Informatica to meet their end-to-end needs for enterprise data integration and business

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intelligence. For more information, call 1.650.385.5000 (1.800.970.1179 in the
U.S.), or visit the Informatica Web site at www.informatica.com.

                                       ###

Note: Informatica is a registered trademark of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

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                             INFORMATICA CORPORATION

                 SELECTED DATA FROM THE STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


AS PREVIOUSLY REPORTED:

For the first three quarters of 2003, amounts were reported on Form 10-Q of each quarter; for fourth quarter and annual 2003, amounts were reported in our January 22, 2004 earnings release.

                                                                                     THREE MONTHS ENDED
                                                                      -------------------------------------------------  YEAR ENDED
                                                                       MARCH 31     JUNE 30   SEPTEMBER 30  DECEMBER 31  DECEMBER 31
                                                                       --------     -------   ------------  -----------  -----------

License revenues                                                      $ 23,581     $ 24,197     $ 22,774      $ 27,441     $ 97,993
Service Revenues                                                        24,967       26,350       27,903        29,229      108,449
                                                                      --------     --------     --------      --------     --------
     Total revenues                                                     48,548       50,547       50,677        56,670      206,442

Income (loss) from operations                                              539        2,556       (2,298)        2,487        3,284

Net income (loss)                                                     $  1,169     $  3,217     ($   184)     $  4,017     $  8,219

Net income (loss) per share:
     Basic                                                            $   0.01     $   0.04     ($  0.00)     $   0.05     $   0.10
     Diluted                                                          $   0.01     $   0.04     ($  0.00)     $   0.04     $   0.10

IMPACT OF ERROR:

Represents impact of the overallocation of license revenues and underallocation of support revenues for the three quarters of the year prior to the correction of the error effective October 1, 2003.

                                                                                          THREE MONTHS ENDED
                                                                      ------------------------------------------------  YEAR ENDED
                                                                      MARCH 31     JUNE 30   SEPTEMBER 30  DECEMBER 31  DECEMBER 31
                                                                      --------     -------   ------------  -----------  -----------
License revenues overallocation                                       ($  715)     ($  609)     ($  704)     $  --       ($2,028)
Service Revenues underallocation                                          588          681          632         --         1,901
                                                                      -------      -------      -------      -------     -------
     Total revenues (overallocation)/underallocation                     (127)          72          (72)           0        (127)


IMPACT OF CUMULATIVE ADJUSTMENT:

Represents negative adjustment to the fourth quarter license revenues for the support revenues which will be recognized over the period from the fourth quarter of 2003 to the third quarter of 2004.

                                                                                        THREE MONTHS ENDED
                                                                      -------------------------------------------------  YEAR ENDED
                                                                       MARCH 31    JUNE 30   SEPTEMBER 30   DECEMBER 31  DECEMBER 31
                                                                       --------    -------   ------------   -----------  -----------
License revenues negative adjustment                                  $     --    $     --     $      --     ($1,375)     ($1,375)
Service Revenues impact                                                     --          --            --         593          593
                                                                      --------    --------     ---------      -------      -------
     Total revenues negative adjustment                                     --          --            --        (782)        (782)

Note: The net deferred revenue as of December 31, 2003 will be recognized as $408, 257 and 117 in the first three quarters of 2003, respectively.


AS REVISED:

Represents amounts "As Previously Reported" for the four quarters and year ended December 31, 2003 as revised for the "Impact of Error" and "Impact of Cumulative Adjustment".

                                                                                         THREE MONTHS ENDED
                                                                      -------------------------------------------------  YEAR ENDED
                                                                      MARCH 31     JUNE 30    SEPTEMBER 30  DECEMBER 31  DECEMBER 31
                                                                      --------     -------    ------------  -----------  -----------
License revenues                                                      $ 22,866     $ 23,588     $ 22,070      $ 26,066     $ 94,590
Service Revenues                                                        25,555       27,031       28,535        29,822      110,943
                                                                      --------     --------     --------      --------     --------
     Total revenues                                                     48,421       50,619       50,605        55,888      205,533

Income (loss) from operations                                              412        2,628       (2,370)        1,705        2,375

Net income (loss)                                                     $  1,042     $  3,289     ($   256)     $  3,235     $  7,310

Net income (loss) per share:
     Basic                                                            $   0.01     $   0.04     $  (0.00)     $   0.04     $   0.09
     Diluted                                                          $   0.01     $   0.04     $  (0.00)     $   0.04     $   0.09